EXHIBIT 10.2

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of April 29, 2013, is by and among Ceres Ventures, Inc. (“Seller”), a corporation organized under the laws of the State of Nevada and Acqua Innovations, Inc. (“Buyer”), a corporation organized under the laws of the State of Nevada. Seller and Buyer may hereinafter be referred to individually as a “Party” and collectively as the “Parties.”

R E C I T A L S

WHEREAS, Seller owns 100% of the issued and outstanding shares of common stock, par value $0.0001 of BluFlow Technologies, Inc. (“BluFlow”), a corporation organized under the laws of the State of Delaware (the “Purchased Assets”); and

WHEREAS, Seller desires to sell to Buyer, and Buyer desire to purchase from Seller, Sellers’ complete and undivided interest in the Purchased Assets;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Parties agree as follows:

ARTICLE 1
SALE AND PURCHASE OF ASSETS

Section 1.1 Sale and Purchase. On and subject to the terms and conditions of this Agreement, Sellers agree to sell and convey to Buyer, and Buyer agree to purchase from Sellers all of Sellers’ rights, titles, interests in and to the Purchased Assets.

ARTICLE 2
PURCHASE PRICE AND PAYMENT

Section 2.1 Purchase Price. The purchase price for the sale and conveyance of the Purchased Assets to Buyer by Seller, subject to the conditions set forth in this Agreement (the “Purchase Price”), shall be Buyer’s agreement to assume and be responsible for the payment, performance or discharge of all liabilities set forth on Schedule 2.1(d) hereto.

Section 2.2 Payment. Payment of the Purchase Price by Buyer shall take place only if the Closing occurs. At the Closing, subject to the terms and conditions set forth herein, Buyer shall:

Section 2.3 Retained Liabilities. Notwithstanding anything to the contrary in this Agreement, all liabilities and obligations set forth on Schedule 2.3 hereto, along with all liabilities and obligations of the Seller arising from the date of this Agreement, shall be retained by the Seller (collectively, the “Retained Liabilities”).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

(a) Organization and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as it is now being conducted.

(a) Authority. Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (and under all documents required to be executed and delivered and actions to be performed by Seller pursuant hereto).

(b) No Other Agreement. Seller has not entered into any other agreement, either written or oral, for the sale or disposition of the Purchased Assets and, other than Seller, no other Person has a claim to the Purchased Assets.

(c) Enforceability. This Agreement constitutes a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors; (ii) general principles of equity; and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

(d) Actions. (i) there is no Action pending (with service of process therein having been made on Seller) or, to the knowledge of Seller, threatened (or pending without service of process therein having been made on Sellers) to which Sellers re (or are threatened to be made) a party and which relates to the Purchased Assets, other than Actions which are not reasonably expected to have a Material Adverse Effect, and (ii) without limiting the foregoing, to the knowledge of Seller, no written or electronic notice from any third Person has been received by Seller claiming or calling attention to any violation of Law which relates to the Purchased Assets, or, in the case of a Governmental Authority, claiming or calling attention to any possible violation of Law which relates to the Purchased Assets, other than any such violation or possible violation which is not reasonably expected to have a Material Adverse Effect.

(e) Compliance with Laws. (i) Seller has no knowledge of any violation by Seller of any Law with respect to the Purchased Assets, and (ii) to the knowledge of Seller, all necessary permits, licenses, approvals, consents, certificates, and other authorizations with respect to the ownership or operation of the Purchased Assets are in full force and effect, and no violations exist in respect thereof.

(f) No Conflict. The execution and delivery by Seller of this Agreement and consummation of the transactions contemplated hereby, and the compliance by Seller with any of the provisions hereof or thereof, do not and shall not violate any law applicable to Seller or the Purchased Assets in any material respect.

(g) Ownership of Purchased Assets. Seller is the sole owner of the Purchased Assets, free and clear of any liens or encumbrances, and the Purchase Assets are not subject to preemptive rights or rights of first refusal created by statute or its organizational documents.

3.2 Representations and Warranties of the Seller Concerning BluFlow. Seller hereby represents and warrants to Buyer as follows:

(a) Organization of BluFlow. BluFlow is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Authorization of Transaction. BluFlow has full power and authority (including full corporate power and authority) to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of BluFlow, enforceable in accordance with its terms and conditions.

(c) Capitalization. Seller is the sole owner of all of the issued and outstanding shares of BluFlow, free and clear of any liens or encumbrances There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require BluFlow to issue, sell, or otherwise cause to become outstanding any of its equity interests.

Section 3.3 Representations and Warranties of Buyer. Buyer represents and warrants to Sellers as follows:

(a) Organization and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as it is now being conducted. Buyer is duly qualified to do business, and is in good standing, in each jurisdiction in which the Purchased Assets to be acquired by it makes such qualification necessary.

(b) Authority. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform each of its respective obligations under this Agreement (and under all documents required to be executed and delivered and actions to be performed by any Buyer pursuant hereto). The execution, delivery and performance of this Agreement and the agreement contemplated hereby and the transaction contemplated hereby and thereby has been duly and validly authorized by corporate action on the part of Buyer.

(c) Enforceability. This Agreement constitutes a valid and binding agreement of Buyer enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

(d) No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transaction and performance of the terms and conditions contemplated hereby by Buyer will (i) conflict with or result in a violation or breach of or default under any provision of the articles of incorporation, by-laws, or other similar governing documents of Buyer or any material agreement, indenture or other instrument under which Buyer is bound, or (ii) violate or conflict with any Law applicable to Buyer or the Purchased Assets.

(e) Consents. No consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Buyer or for or in connection with the consummation of the transaction and performance of the terms and conditions contemplated hereby by Buyer.

(f) Actions. There is no Action pending (with service of process therein having been made on either Buyer) or, to the knowledge of either Buyer, threatened (or pending without service of process therein having been made on either Buyer) to which either Buyer is (or is threatened to be made) a party, other than Actions which are not reasonably expected by either Buyer to have a material adverse effect on either Buyer.

 (g) Own Account; Shares Not Registered.

(i) Buyer represents that it is acquiring the Purchased Assets as principal for its own account and not with a view to or for distributing or reselling the Purchased Assets or any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities law, and have no present intention of distributing any of the Shares in violation of the Securities Act or any applicable state securities law.

(ii) Purchaser acknowledges that the Purchased Assets to be delivered will not be registered under the Securities Act, but will be issued in reliance upon, among others, the exemptions from the registration requirements of the Securities Act afforded by Regulation D (“Regulation D”) and Section 4(1) of the Securities Act.

(iii) Notwithstanding anything to the contrary, Buyer shall be entitled to sell, transfer, trade, hypothecate or pledge the Purchased Assets in compliance with the Securities Act, the Securities and Exchange Act of 1934, as amended, and/or any other rules or regulations governing the sale of securities.

(h) Acknowledgement of and Consent to Restrictive Legend. Buyer acknowledges that the certificates representing the Purchased Assets shall bear the following or similar legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR (B) AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY), THAT REGISTRATION IS NOT REQUIRED UNDER SAID 1933 ACT.”

ARTICLE 3
BROKERAGE

Section 3.1 No Brokerage. Buyer and Seller hereby confirm and represent to each other that neither Buyer nor Seller have incurred any obligation or entered into any agreement for any investment banking, brokerage or finder’s fee or commission in respect of the transactions contemplated by this Agreement and each of Seller and Buyer shall indemnify and hold each harmless from any claims made by any third party for such fees.

ARTICLE 4
CLOSING

Section 4.1 Closing. The Closing of the transaction contemplated by this Agreement (the “Closing”) shall be held on the Closing Date at 10:00 a.m., New York time, at the offices of Sierchio & Company, LLP, at 430 Park Avenue, Suite 702, New York, NY 10022, no later than May 3, 2013, or at such other time or place as Sellers and Buyer may otherwise agree in writing (the “Closing Date”).

Section 4.2 Sellers’ Closing Obligations. At Closing, Sellers shall convey to Buyer: (i) an Assignment and Bill of Sale for the Purchased Assets in the name and on behalf of Buyer; (ii) all additional and executed such bills of sale, transfers, assignments and other documents deemed necessary by the Buyer to validly and effectively complete the sale, assignment, transfer, conveyance and delivery of all of the Sellers’ legal and beneficial right, title, estate and interest in and to the Purchased Assets.

Section 4.3 Buyer’s Closing Obligations. At Closing, Buyer shall convey to Seller: (i) the Purchase Price, as more fully set forth in Section 2.1 above; and (ii) such other documents as may be reasonably required to complete the transactions set out in this Agreement.

Section 4.4 Concurrent Requirements. At Closing each of the Parties hereto will deliver to the other such documents as are required by the terms of this Agreement to be delivered at the time of Closing and all matters of delivery of documents by the Parties hereto pursuant to this Agreement and the registration of all appropriate documents in all appropriate public offices of registration will be deemed to be concurrent requirements such that nothing is deemed to be completed until everything has been delivered and registered with respect to the purchase and sale contemplated herein.

Section 4.5 Conditions to Obligations of Buyer. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by Buyer:

(i) each of the representations and warranties of the Seller made in this Agreement will be true and correct in all respects as of the Closing Date;

(ii) Seller shall have performed or complied in all material respects with all of the covenants and agreements required by this Agreement to be performed or complied with by the Seller on or before the Closing; and

(iii) no order or provision of any applicable law will be in effect that prohibits or restricts the consummation of the Closing.

Section 4.6  Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by Seller:

(i) each of the representations and warranties of Buyer made in this Agreement will be true and correct in all respects as of the Closing Date;

(ii) Buyer shall have performed or complied in all material respects with all of the covenants and agreements required by this Agreement to be performed or complied with by the Seller on or before the Closing; and

(iii) no order or provision of any applicable law will be in effect that prohibits or restricts the consummation of the Closing.

ARTICLE 5
MISCELLANEOUS

Section 5.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

Section 5.2 Governing Law; Jurisdiction; Venue. THIS AGREEMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EXCLUSIVE JURISDICTION AND VENUE SHALL LIE IN NEW YORK, NY.

Section 5.3 Arbitration; Waiver of Trial. Buyer and Sellers hereby agree that any dispute shall be submitted to final and binding arbitration and that the Parties shall not be entitled to a trial by jury.

Section 5.4 Entire Agreement. This Agreement and any Appendices, Schedules and Exhibits hereto contain the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties, either written or oral, between the Parties other than those set forth or referred to herein.

Section 5.5 Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 5.6 Notices. Unless otherwise expressly provided in this Agreement, all notices required or permitted hereunder shall be in writing and deemed sufficiently given for all purposes hereof if (a) delivered in person, by courier or by registered or certified United States Mail to the Person to be notified, with receipt obtained, or (ii) sent by telecopy, telefax or other facsimile or electronic transmission, with “answer back” or other “advice of receipt” obtained, in each case to the appropriate address or number as set forth below. Each notice shall be deemed effective on receipt by the addressee as aforesaid; provided that, notice received by telex, telecopy, telefax or other facsimile or electronic transmission after 5:00 p.m. at the location of the addressee of such notice shall be deemed received on the first Business Day following the date of such electronic receipt.

Notices to Seller shall be addressed as follows:

Ceres Ventures, Inc.
430 Park Avenue, Suite 702
New York, NY 10022

or at such other address or to such other telecopy, telefax or other facsimile or electronic transmission number and to the attention of such other Person as Sellers may designate by written notice to Buyer.

Notices to Buyer shall be addressed to:

Acqua Innovations, Inc.
[ADDRESS]
Attention: President

and a copy, which shall not constitute notice, to:

Sierchio & Company, LLP
430 Park Avenue, Suite 702
New York, NY 10022
Attention: Joseph Sierchio, Esq.
Telephone: (212) 246-3030
Facsimile: (212) 246-3039

or at such other address or to such other telecopy, telefax or other facsimile or electronic transmission number and to the attention of such other Person as Buyer may designate by written notice to Seller.

Section 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns by any Party without the express written consent of the non-assigning or non-delegating Party, such consent shall not unreasonably be withheld.

Section 5.8 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought which instrument and expressly identified as a modification or amendment. Any Party may, only by an instrument in writing and expressly identified as a waiver, waive compliance by another Party with any term or provision of this Agreement on the part of such other Party to be performed or complied with. The waiver by any Party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

Section 5.9 Appendices, Schedules and Exhibits. All Appendices, Schedules and Exhibits hereto which are referred to herein are hereby made a part of this Agreement and incorporated herein by such reference.

Section 5.10 Interpretation. It is expressly agreed that this Agreement shall not be construed against any Party, and no consideration shall be given or presumption made, on the basis of who drafted this Agreement or any particular provision hereof or who supplied the form of Agreement. Each Party agrees that this Agreement has been purposefully drawn and correctly reflects its understanding of the transaction that this Agreement contemplates. In construing this Agreement:

(a) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(b) the word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions;

(c) a defined term has its defined meaning throughout this Agreement and each Appendix, Exhibit and Schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;

(d) each Exhibit and Schedule to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement (including Schedule A which shall be considered part of the main body of this Agreement) and any Exhibit or Schedule, the provisions of the main body of this Agreement shall prevail;

(e) the term “cost” includes expense and the term “expense” includes cost;

(f) the headings and titles herein are for convenience only and shall have no significance in the interpretation hereof; and

(g) “include” and “including” shall mean include or including without limiting the generality of the description of the preceding term.

Section 5.11 Agreement for the Parties’ Benefit Only. This Agreement is for the sole benefit of Buyer, Sellers and their respective successors and assigns as permitted herein and no other person shall be entitled to enforce this Agreement, rely on any representation, warranty, covenant or agreement contained herein, receive any rights hereunder or be a third party beneficiary of this Agreement.

Section 5.12 Attorneys’ Fees. Each Party shall be responsible for its own attorneys’ fees associated with the Closing and execution of this Agreement. In the event that a dispute or controversy arises as a result of the subject matter set forth in this Agreement, the prevailing party shall be entitled to costs and fees, including attorney’s fees, associated with the enforcement of the terms of this Agreement.

Section 5.13 Severability. If any term, provision or condition of this Agreement, or any application thereof, is held invalid, illegal or unenforceable in any respect under any Law, this Agreement shall be reformed to the extent necessary to conform, in each case consistent with the intention of the Parties, to such Law, and to the extent such term, provision or condition cannot be so reformed, then such term, provision or condition (or such invalid, illegal or unenforceable application thereof) shall be deemed deleted from (or prohibited under) this Agreement, as the case may be, and the validity, legality and enforceability of the remaining terms, provisions and conditions contained herein (and any other application such term, provision or condition) shall not in any way be affected or impaired thereby. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

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